Consolidated Statements of Cash Flows (Parenthetical Information) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012 GMI, Mid South and Smurfit-Stone [Member]	Sep. 30, 2011 Smurfit Stone [Member]	Sep. 30, 2010 Innerpac Holding Company [Member]	May 27, 2011 Parent [Member] Smurfit Stone [Member]	May 27, 2011 Noncontrolling Interest [Member] Smurfit Stone [Member]	May 27, 2011 Additional Paid-in Capital [Member] Smurfit Stone [Member]
Fair value of assets acquired, including goodwill	$ 145.7	$ 7,729.4	$ 33.2
Cash consideration, net of cash acquired	122.3	1,303.4	23.9
Stock issued in acquisition	0	2,378.8	0
Fair value of share-based awards issued in the acquisition	0	56.4	0
Total liabilities and noncontrolling interests assumed	23.4	3,990.8	9.3
Debt assumed in acquisition	0	1,180.5	0
Purchase of subsidiary shares of noncontrolling interest, fair value				$ 23.3	$ 5.3	$ 18.0